UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) May 25, 2001 (May 15, 2001)

                         VICTOR EBNER ENTERPRISES, INC.
             (Exact name or registrant as specified in its charter)



                  Florida                                         65-0853816
                  -------                                         ----------
      (State or other jurisdiction of                          (I.R.S. Employer
      incorporation or organization)                         Identification No.)

 c/o Troutman Sanders Mays & Valentine LLP                          22102
 -----------------------------------------                          -----
    1660 International Drive, Suite 600                           (Zip code)
    -----------------------------------
             McLean, Virginia
             ----------------
  (Address of principal executive offices)

         Registrant's telephone number, including area code:  (703) 734-4334

                      INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY NOTE:          This Current  Report on Form 8-K/A1 amends Items 7(a)
                           and 7(b) of the  Registrant's  Current Report on Form
                           8-K,   filed  on  May  25,   2001,   to  provide  the
                           Registrant's   Financials  and  Unaudited  Pro  Forma
                           Financial Statements. The remaining Items have not been amended herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

                         VICTOR EBNER ENTERPRISES, INC.
                          (A development Stage Company)
                            DECEMBER 31,2000 AND 1999
                            FINANCIAL STATEMENTS WITH
                                 AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                         VICTOR EBNER ENTERPRISES, INC.

                          Index to Financial Statements


--------------------------------------------------------------------------------


                                                                            Page
                                                                            ----
Report of Independent Certified Public Accountants                           F-3
Balance Sheet at December 31, 2000 and 1999                                  F-4
Statement  of Losses for the years ended  December  31, 2000 and
 1999 and for the period  November 16, 1998 (date of inception)
 to December 31, 2000                                                        F-5
Statement of Deficiency  in  Stockholders'  Equity for the years ended  December 31, 2000 and 1999 and for the period
 November 16, 1998 (date of inception) to December 31, 2000                  F-6
Statements of Cash Flows for the  years ended December 31, 2000 and
 1999 and for the period November 16, 1998 (date of inception) to
 December 31, 2000                                                           F-7
Notes to Financial Statements                                        F-8 to F-13

INTERIM CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
Condensed  Balance Sheet as of March 31, 2001 and December 31, 2000         F-14
Condensed Statement of Losses for the three months ended
 March 31, 2001 and 2000 and for the period November 16, 1998
 (date of inception) to March 31, 2001                                      F-15
Condensed  Statement of  Stockholders' Equity for the period
 November 16, 1998 (date of inception) to March 31, 2001                    F-16
Condensed Statement of Cash Flows for the three months ended
 March 31, 2001 and 2000 and for the period November 16, 1998
 (date of inception) to March 31, 2001                                      F-17
Condensed Notes to  Financial Statements at  March 31, 2001         F-18 to F-19

                             Stefanou & Company, LLP
                          Certified Public Accountants
                                1360 Beverly Road
                                    Suite 305
                              McLean, VA 22101-3621
                                 (703) 448-9200
                              (703) 448-3515 (fax)
                                                                Philadelphia, PA
--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Victor Ebner Enterprises, Inc.
New York, New York

         We have audited the accompanying balance sheet of Victor Ebner Enterprises, Inc. (a development stage company) as of December 31, 2000 and 1999 and the related statements of losses, deficiency in stockholders' equity, and cash flows for the years then ended and for the period November 16, 1998 (date of inception) through December 31, 2000. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based upon our audits.

         We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victor Ebner Enterprises, Inc. (a development stage company) at December 31, 2000 and 1999 and the results of its operations and its cash flows for the two years then ended and the period November 16, 1998 (date of inception) to December 31, 2000, in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming the company will continue as a going concern. As discussed in the Note H to the accompanying financial statements, the company is in the development stage and has not established a source of revenues. This raises substantial doubt about the company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                /s/ Stefanou & Company, LLP
                                                --------------------------------
                                                   Stefanou & Company, LLP
                                                   Certified Public Accountants

McLean, Virginia
February 4, 2001, except as to Note I which is as of June 18, 2001


                          VICTOR EBNER ENTERPRISES, INC
                          (A development stage company)
                                  BALANCE SHEET
                           DECEMBER 31, 2000 AND 1999




                                                              2000        1999
                                                             --------    --------
                                     ASSETS
                                     ------

Current Assets:
Prepaid Expenses                                             $ 15,550    $   --
                                                             --------    --------
       Total current assets                                    15,550        --
                                                             --------    --------
                                                               15,550        --
                                                             ========    ========

                          LIABILITIES AND DEFICIENCY IN
                          -----------------------------
                              STOCKHOLDER'S EQUITY
                              --------------------

Current Liabilities:
Advance from shareholder (Note B)                            $ 21,965    $   --
Accounts payable and accrued expenses                          25,376        --
                                                             --------    --------
     Total current liabilities                                 47,341        --
Commitments & contingencies (Note I)                             --          --

DEFICIENCY IN STOCKHOLDER'S EQUITY
(Note C):
Common Stock, no par value; authorized 200 shares; 1 share
issued and outstanding as of December 31, 2000 and 1999            10          10
Deficit accumulated during the development stage              (31,801)        (10)
                                                             --------    --------
Deficiency in stockholder's equity                            (31,791)       --
                                                             --------    --------

                                                             $ 15,550    $   --
                                                             ========    ========


                 See accompanying notes to financial statements

                          VICTOR EBNER ENTERPRISES, INC
                          (A development stage company)
                               STATEMENT OF LOSSES
             FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 AND FROM
          NOVEMBER 16,1998 (Date of Inception) THROUGH DECEMBER 31,2000




                                                                  November 16,
                                                                 1998 (Date of
                                 December 31,   December 31,     Inception) to
                                      2000           1999      December 31, 2000
                                 ------------   ------------   -----------------

Costs and expenses:

General and administrative         $ 31,791       $   --            $ 31,801
                                   --------       --------          --------
   Total costs and expenses          31,791           --              31,801
                                   --------       --------          --------
Loss before income taxes            (31,791)          --             (31,801)
                                   --------       --------          --------
Income (taxes) benefit                 --             --                --
                                   --------       --------          --------
Net loss                           $(31,791)      $   --            $(31,801)
                                   ========       ========          ========

Basic and diluted loss per
common share (Note G)              $(31,791)      $   --            $(31,801)
                                   ========       ========          ========


Weighted average common shares
outstanding                               1              1                 1







                 See accompanying notes to financial statements


                         VICTOR EBNER ENTERPRISES, INC.
                          (A development stage company)
                             STATEMENT OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 AND FROM
         NOVEMBER 16, 1998 (Date of Inception) THROUGH DECEMBER 31, 2000

                                                                                   November 16, 1998
                                                                                  (Date of Inception)
                                                     December 31,   December 31,          to
                                                          2000           1999      December 31, 2000
                                                     ------------   ------------   -----------------

Cash flows from operating activities:
Net losses                                             $(31,791)      $   --            $(31,801)
Common stock issued in exchange for
services                                                   --             --                  10
Increase in prepaid expenses                            (15,550)       (15,550)
Increase in accrued expenses and
accounts payable                                         25,646           --              25,646
                                                       --------       --------          --------
Net cash used in operating activities                   (21,695)          --             (21,695)
Cash flows from financing activities:

Advance from shareholder                                 21,695           --              21,695
                                                       --------       --------          --------
Net cash provided by financing activities              $ 21,695       $   --            $ 21,695
Net increase (decrease) in cash and
equivalents                                                --             --                --
                                                       --------       --------          --------
Cash and equivalents at beginning of
period                                                     --             --                --
                                                       --------       --------          --------
Cash and equivalents at end of period                  $   --         $   --            $   --
                                                       ========       ========          ========

Supplemental disclosures of cash flow information:
Cash paid during the period for interest               $   --         $   --            $   --
Cash paid during the period for taxes                      --             --                --
Common stock issued in exchange for
services                                                   --             --                  10




                 See accompanying notes to financial statements


                          VICTOR EBNER ENTERPRISES, INC
                          (A development stage company)
                 STATEMENT OF DEFICIENCY IN STOCKHOLDER'S EQUITY
 FOR THE PERIOD NOVEMBER 16, 1998 (Date of Inception) THROUGH DECEMBER 31, 2000





                                                               Deficit
                                                             Accumulated
                                                   Common       During
                                        Common     Stock     Development
                                        Shares     Amount       Stage        Total
                                       --------   --------   -----------   --------
Issuance of common stock to
Founder in exchange for services on
 November 16, 1998, 1998 at $ 10 per
 share                                        1   $     10    $   --       $     10
Net Loss                                   --         --           (10)         (10)
                                       --------   --------    --------     --------

Balance at December 31, 1998                  1         10         (10)        --
                                       --------   --------    --------     --------

Balance at December 31, 1999                  1         10         (10)        --
                                       --------   --------    --------     --------

Net Loss                                   --         --       (31,791)     (31,791)
                                       --------   --------    --------     --------

Balance at December 31, 2000                  1   $     10    $(31,801)    $(31,791)
                                       ========   ========    ========     ========





                 See accompanying notes to financial statements

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 and 1999


NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

On November 16, 1998, Victor Ebner Enterprises, Inc. (the "Company") was incorporated under the laws of the State of New York. Victor Ebner is in the development stage , as defined by Statement of Financial Accounting Standards No. 7 ("SFAS No. 7") and its efforts have been principally devoted to developing audio-visual language instruction systems in the United States. To date, Victor Ebner has generated no sales revenues, has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through December 31, 2000, Victor Ebner has accumulated losses of $31,801.

Estimates
---------

The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition
-------------------

Victor Ebner will follow a policy of recognizing income as revenue in the period the services are provided and the products shipped.

Cash Equivalents
----------------

For the purpose of the accompanying financial statements, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents.

Income Taxes
------------

Victor Ebner has adopted Financial Accounting Standard No. 109 (SFAS 109) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 and 1999


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Impairment of Long-Lived Assets
-------------------------------

Victor Ebner has adopted Statement of Financial Accounting Standards No. 121 (SFAS 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by Victor Ebner be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Intangible Assets
-----------------

Organization costs incurred after December 31, 1999 have been expensed as incurred in accordance with AICPA Statement of Position 98-5.

Comprehensive Income
--------------------

Victor Ebner does not have any items of comprehensive income in any of the periods presented.

Segment Information
-------------------

Victor Ebner adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131") in the year ended December 31, 1998. SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to Victor Ebner's principal operating segment.

Net Loss Per Share
------------------

Victor Ebner has adopted Statement of Financial Accounting Standard No. 128, "Earnings Per Share," specifying the computation, presentation and disclosure requirements of earnings per share information. Basic earnings per share has been calculated based upon the weighted average number of common shares outstanding. Stock options and warrant's have been excluded as common stock equivalents in the diluted earnings per share because they are either antidilutive, or their effect is not material. There is no effect on earnings per share information for the year ended December 31, 1999 relating to the adoption of this standard.

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 and 1999


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

Stock Based Compensation
------------------------

Victor Ebner accounts for stock transactions in accordance with APB Opinion 25, "Accounting for Stock Issued to Employees." In accordance with statement of Financial Accounting Standards No. 123, "Accounting for Stock Based Compensation," Victor Ebner has adopted the proforma disclosure requirements.

Liquidity
---------

As shown in the accompanying financial statements, Victor Ebner incurred a net loss of $ 31,791 during the year ended December 31, 2000 and $ 0 during the year ended December 31, 1999. Victor Ebner's current liabilities assets exceeded its current assets by $ 31,791 as of December 31, 2000, and all of Victor Ebner's assets are illiquid.

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject Victor Ebner to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. Victor Ebner places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

Research and Development
------------------------

Company-sponsored research and development costs related to both present and future products will be expended in the period incurred.

Advertising
-----------

Victor Ebner will follow a policy of charging the costs of advertising to expenses incurred. The Company did not occur any advertising costs during the years ended December 31, 2000 and 1999.

New Accounting Pronouncements
-----------------------------

Victor Ebner adopted Statement of Financial Accounting Standards No. 132, Employers' Disclosures about Pension and Other-Post Employment Benefits ("SFAS 132"). SFAS No. 132 establishes disclosure requirements regarding pension and post employment obligations. SFAS No. 132 does not effect the company as of December 31, 2000.

In March 1998, Statement of Position No. 98-1 was issued, which specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998, but earlier application is acceptable. Previously capitalized costs will not be adjusted. Victor Ebner believes that it is

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 and 1999


NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

already in substantial compliance with the accounting requirements as set forth in this new pronouncement, and therefore believes that adoption will not have a material effect on financial condition or operating results.

Victor Ebner adopted Statement of Financial Standards No. 133, Accounting for Derivative Instruments and for Hedging Activities ("SFAS No. 133") in the six months ended June 30, 2000. SFAS No. 133 requires that certain derivative instruments be recognized in balance sheets at fair value and for changes in fair value to be recognized in operations. Additional guidance is also provided to determine when hedge accounting treatment is appropriate whereby hedging gains and losses are offset by losses and gains related directly to the hedged item. SFAS No. 133's impact on Victor Ebner's consolidated financial statements is not expected to be material as Victor Ebner has not historically used derivative and hedge instruments.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 (" SAB 101"), Revenue Recognition in Financial Statements, which will become effective December 31, 2000. Victor Ebner does not expect the standard to have a material effect on its financial condition or operating results.


NOTE B - RELATED PARTY TRANSACTIONS

Included in accounts payable and accrued expenses is $21,965 at December 31, 2000 which represents advances from the stockholder of Victor Ebner. No formal agreements or repayment terms exist.

NOTE C- CAPITAL STOCK

Victor Ebner is authorized to issue 200 shares of common stock , with no par value per share (see Note I). During the period ended December 31, 1998, Victor Ebner issued 1 share of common stock in exchange for reimbursement of services aggregating $ 10 . The Company valued the stock issued based upon the fair value of the services received.

NOTE D- INCOME TAXES

Victor Ebner has adopted Financial Accounting Standard number 109 which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 and 1999


NOTE D- INCOME TAXES (continued)

At December 31, 2000, Victor Ebner has available for federal income tax purposes a net operating loss carryforward of $31,800, expiring the year 2020, that may be used to offset future taxable income. Victor Ebner has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of Victor Ebner, it is more likely than not that the benefits will not be realized. Due to significant changes in Victor Ebner's ownership, Victor Ebner's future use of its existing net operating losses may be limited.

Components of deferred tax assets as of December 31, 2000 are as follows:

                Non current:
                Net operating loss carryforward                        $ 4,770
                Valuation allowance                                     (4,770)
                                                                       -------
                Net deferred tax asset                                 $     0
                                                                       =======




NOTE G-LOSSES PER SHARE

The following table presents the computation of basic and diluted losses per share:

                                              2000        1999
                                              ----        ----

Loss available for common shareholders       $(31,791)   $   --
                                             ========    ========
Basic and fully diluted loss per share       $(31,791)   $   (.00)
                                             ========    ========
Weighted average common shares outstanding          1           1
                                             ========    ========


Net loss per share is based upon the weighted average of shares of common stock outstanding


NOTE H- GOING CONCERN


The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements during the period November 16, 1998 through December 31, 2000, Victor Ebner incurred a loss of $31,801. In addition, Victor Ebner has a deficiency in stockholder's equity of $31,791. These factors among others may indicate that Victor Ebner will be unable to continue as a going concern for a reasonable period of time.

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2000 and 1999


NOTE H- GOING CONCERN (continued)

Victor Ebner's existence is dependent upon management's ability to develop profitable operations. Management is devoting substantially all of its efforts to establishing its audio-visual language instruction systems in the United States and there can be no assurance that Victor Ebner's efforts will be successful.. However, the planned principal operations have not commenced and no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems. The accompanying statements do not include any adjustments that might result should Victor Ebner be unable to continue as a going concern.

In order to improve Victor Ebner's liquidity, Victor Ebner is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance Victor Ebner will be successful in its effort to secure additional equity financing (see Note I).

NOTE I- SUBSEQUENT EVENTS

On January 24, 2001, the Company amended its certificate of incorporation to increase the number of authorized shares of common stock from 200 to 50,000,000, with no par value.

On January 24, 2001, the Company entered into a Plan of Merger ("Merger") whereby, subject to shareholder approval, the Company was to acquire, in exchange for 50,000 shares of the Company's common stock and consideration of $200,000 in the form of a promissory note, In Full Affect, Inc. ("In Full Affect"), an inactive publicly registered shell corporation with no significant assets or operations. The Merger Agreement was terminated by the Company in May, 2001

On May 18, 2001, the Company completed a Plan of Merger Agreement ("Merger") with College Software, Inc. ("College") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, the Company shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of College was $7,036. From College's inception, until the date of the merger, College was an inactive corporation with no assets and liabilities

Subsequent to the date of the financial statements, outside investors subscribed to purchase $1,369,975 of the Company's common stock priced at $2.50 per share in connection with a private placement of its securities to sophisticated investors outside the United States.


                          Victor Ebner Enterprises, Inc
                          (A Development Stage Company)
                             Condensed Balance Sheet

                           ASSETS
                                                       March 31, 2001     December 31, 2000
                                                     -----------------    -----------------
                                                        (Unaudited)
Current assets:
      Cash and equivalents                           $       1,350,009    $            --
      Prepaid expenses                                         262,022               15,550
                                                     -----------------    -----------------
 Total current assets                                        1,612,031               15,550

                                                     $       1,612,031    $          15,550
                                                     =================    =================

            LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable and accrued expenses          $          83,923    $          25,376
       Advance from Stockholder                                 21,965               21,965
       Notes Payable (Note C)                                  262,022                 --
                                                     -----------------    -----------------
  Total current liabilities                                    367,910               47,341


 Stockholders' equity:
      Common stock                                              12,800                   10
      Common stock subscriptions                             1,369,975                 --
      Additional paid-in-capital                                  --                   --
      Deficit accumulated during development stage            (138,654)             (31,801)
                                                     -----------------    -----------------

Stockholders' equity (deficiency)                            1,244,121              (31,791)
                                                     -----------------    -----------------

                                                     $       1,612,031    $          15,550
                                                     =================    =================


   See accompanying footnotes to the unaudited condensed financial statements


                          Victor Ebner Enterprises, Inc
                          (A Development Stage Company
                          Condensed Statement of Losses



                                          Three months ended March 31,
                                          ---------------------------      Period from
                                                                        November 16, 1998
                                                                        Date of Inception)
                                               2001           2000      to March 31, 2001
                                               ----           ----      -----------------
Operating expenses:
     Selling, general and administrative   $   106,887    $      --        $   138,688
     Interest expense                             --             --               --
                                           -----------    -----------      -----------
Operating expense                              106,887           --            138,688
                                           -----------    -----------      -----------

Interest income                                     34           --                 34
                                           -----------    -----------      -----------

Net loss before taxes                         (106,853)          --           (138,654)

Provision for income taxes                        --             --               --
                                           -----------    -----------      -----------

Net loss                                   $  (106,853)   $      --        $  (138,654)
                                           ===========    ===========      ===========

Loss per common share                      $     (0.01)   $      --
(Basic and assuming dilution)              ===========    ===========


Weighted average shares outstanding
     Basic and diluted                       9,955,555              1



   See accompanying footnotes to the unaudited condensed financial statements


                          Victor Ebner Enterprises, Inc
                         (A developmental stage company)
          CONDENSED STATEMENTS OF IN STOCKHOLDERS' EQUITY (DEFICIENCY)
  FOR THE PERIOD NOVEMBER 16, 1998 (DATE OF INCEPTION) THROUGH MARCH 31, 2001

                                                                                                 Deficit
                                                                                               Accumulated       Total
                                              Common Stock                        Additional      during     Stockholder's
                                       -------------------------   Common Stock    Paid in     Development      Equity
                                          Shares        Amount    Subscriptions    Capital        Stage        (Deficit)
                                       -----------   -----------  -------------  -----------   -----------    -----------
Issuance of Common Stock in exchange
for services on November 16, 1998 at
$ 10 per share                                   1            10          --            --            --               10
Net Loss                                      --            --            --            --             (10)           (10)
                                       -----------   -----------   -----------   -----------   -----------    -----------
Balance at December 31, 1998                     1            10          --            --             (10)          --
                                       -----------   -----------   -----------   -----------   -----------    -----------
Balance at December 31, 1999                     1            10          --            --             (10)          --
Net Loss                                      --            --            --            --         (31,791)       (31,791)
                                       -----------   -----------   -----------   -----------   -----------    -----------
Balance at December 31, 2000                     1            10          --            --         (31,801)       (31,791)
Issuance of common stock on January
24, 2001 in exchange for services
(Note B)                                12,799,999        12,790          --            --            --           12,790
Common stock subscribed in March,
2001 at $2.50 per share  (Note B)             --            --       1,369,975          --            --        1,369,975
Net Loss                                      --            --            --            --        (106,853)      (106,853)
                                       -----------   -----------   -----------   -----------   -----------    -----------
Balance at March 31, 2001               12,800,000   $    12,800   $ 1,369,975   $      --     $  (138,654)   $ 1,244,121
                                       ===========   ===========   ===========   ===========   ===========    ===========



   See accompanying footnotes to the unaudited condensed financial statements


                          Victor Ebner Enterprises, Inc
                          (A Development Stage Company)
                        Condensed Statement of Cash Flows



                                                            For the three months          Period from
                                                               ended March 31,         November 16, 1998
                                                         --------------------------   (Date of Inception)
                                                             2001           2000       to March 31, 2001
                                                             ----           ----       -----------------
Cash flows from operating activities:
     Net income from operating activities                $  (106,853)   $      --         $  (138,654)
     Adjustments to reconcile net income to net cash:
         Common Stock Issued in exchange for services         12,790           --              12,800
          Change in:
               Prepaid expenses and other assets, net       (246,472)          --            (262,022)
               Accounts payable and accrued expenses         320,569           --             345,945
                                                         -----------    -----------       -----------

    Net cash from operating activities                       (19,966)          --             (41,931)
Cash flows (used in)/provided by financing activities:
     Proceeds from loans from stockholders                      --             --              21,965
     Proceeds from common stock subscriptions              1,369,975      1,369,975
                                                         -----------    -----------       -----------

     Net cash used in financing activities                 1,369,975           --           1,391,940
                                                         -----------    -----------       -----------
Net increase in cash and cash equivalents                  1,350,009           --           1,350,009

Cash and cash equivalents at January 1                          --             --                --
                                                         -----------    -----------       -----------
Cash and cash equivalents at March 31                    $ 1,350,009    $      --         $ 1,350,009
                                                         ===========    ===========       ===========




Supplemental Information:
  Interest Paid                                          $      --      $      --         $      --
  Income Tax Paid                                               --             --                --
  Common stock issued in exchange for services                12,790           --              12,800



   See accompanying footnotes to the unaudited condensed financial statements

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2001
                                   (UNAUDITED)


NOTE A-SUMMARY OF ACCOUNTING POLICIES


General

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Rule 310(b) of Regulation S-B, and therefore, do not include all the information necessary for a fair presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ended December 31, 2001. The unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes thereto included in the Company's SEC Form 8-K, as amended.



Business and Basis of Presentation

On November 16, 1998, Victor Ebner Enterprises, Inc. (the "Company") was incorporated under the laws of the State of New York. The Company is in the development stage , as defined by Statement of Financial Accounting Standards No. 7 ("SFAS No. 7") and its efforts have been principally devoted to developing audio-visual language instruction systems in the United States. To date, the Company has generated no sales revenues, has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise. For the period from inception through March 31, 2001, the Company has accumulated losses of $ 138,654.


NOTE B- CAPITAL STOCK

The Company is authorized to issue 50,000,000 shares of common stock , with no par value per share. On January 24, 2001, the Company issued 12,799,999 shares of its common stock to its principal shareholder in exchange for reimbursement of services aggregating $12,790. The Company valued the stock issued based upon the fair value of the services received. In March , 2001 outside investors subscribed to purchase $1,369,975 of the Company's common stock priced at $2.50 per share in connection with a private placement of its securities to sophisticated investors outside the United States (see Note E).

                         VICTOR EBNER ENTERPRISES, Inc.
                          (A Development Stage Company)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                 MARCH 31, 2001
                                   (UNAUDITED)


NOTE C - NOTE PAYABLE

Notes Payable at March 31, 2001 consists of the following:

Loan payable, secured by cash and cash equivalents , interest at broker call rate (4.53% at March 31, 2001), payable on or
before  March , 2002                                                $ 262,022
                                                                    =========



NOTE D - LICENSE AGREEMENT

On January 24, 2001, Victor Ebner entered into a Licensing Agreement with Victor Ebner Enterprises, SA, a Swiss company owned by the Company's sole shareholder. The Licensing Agreement provides Victor Ebner with the right to use the Victor Ebner Enterprises SA audio-visual language instruction systems exclusively in the United States. The License Agreement provides for a term of 5 years and a royalty payment equal to the greater of six per cent (6%) of net sales or $25,000 per year.


NOTE E-SUBSEQUENT EVENT

On May 18, 2001, Victor Ebner Enterprises, Inc. ("Victor Ebner") completed an Agreement and Plan of Reorganization ("Agreement") with College Software, Inc. ("College") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Victor Ebner shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of College was $7,036. From College's inception, until the date of the merger, College was an inactive corporation with no assets and liabilities.

Subsequent to the date of the financial statements, outside investors subscribed to purchase $ 565,000 of the Company's common stock priced at $2.50 per share in connection with a private placement of its securities to sophisticated investors outside the United States.

(b)      Pro Forma Financial Information.

         Consolidated Pro Forma Unaudited Balance Sheet as of
           March 31, 2001                                                   F-21
         Consolidated Pro Forma Unaudited Statement of Losses for
           the Three Months ended March 31, 2001                            F-22
         Consolidated Pro Forma Unaudited Statement of Losses for
           the Year ended December 31, 2000                                 F-23
         Notes to Consolidated Pro Forma Unaudited Financial Statements     F-24

               Unaudited Pro Forma Condensed Financial Information

On May 18, 2001, Victor Ebner Enterprises, Inc. ("Victor Ebner") completed an Agreement and Plan of Reorganization ("Agreement") with College Software, Inc. ("College") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Victor Ebner shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of College was $7,036. From College's inception, until the date of the merger, College was an inactive corporation with no assets and liabilities.

The Proforma Unaudited Financial Statements have been prepared by management of Victor Ebner in order to present consolidated financial position and results of operations of College and Victor Ebner as if the acquisition had occurred as of March 31, 2001 for the pro forma condensed balance sheet and to give effect to the acquisition of College , as if the transaction had taken place at January 1, 2000 for the pro forma condensed consolidated statements of losses for the year ended December 31, 2000 and as of January 1, 2001 for the three month period ended March 31, 2001

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Victor Ebner (including notes thereto) included in this Form.

Effective with the Agreement, all previously outstanding common stock, preferred stock, options and warrants owned by Victor Ebner stockholders were exchanged for an aggregate of 12,800,000 shares of College common stock. The value of the stock that was issued was the historical cost of Victor Ebner's net tangible assets, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, Victor Ebner is the acquiring entity.


                          VICTOR EBNER ENTERPRISES, INC
                 CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
                                 MARCH 31, 2001

                                     ASSETS
                                                               College                      Pro Forma          Pro Forma
                                                               -------                      ---------          ---------
                                                               Software     Victor Ebner   Adjustments       Consolidated
                                                             -----------    ------------   -----------       ------------
Current assets:
      Cash and equivalents                                   $      --      $ 1,350,009                      $ 1,350,009
      Prepaid expenses                                              --          262,022                          262,022
                                                             -----------    -----------                      -----------
 Total current assets                                               --        1,612,031                        1,612,031

                                                             $      --      $ 1,612,031                      $ 1,612,031
                                                             ===========    ===========                      ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities:
      Accounts payable and accrued expenses                  $     5,851    $    83,923                      $    89,774
      Advances from Stockholders                                    --           21,965                           21,965
      Notes Payable                                                 --          262,022                          262,022
                                                             -----------    -----------                      -----------
  Total current liabilities                                        5,851        367,910                          373,761


 Stockholders' equity:                                                                         (12,800)(1)
                                                                                                12,800 (1)
      Common stock                                                 1,185         12,800            548 (3)        14,533
      Common stock subscriptions                                    --        1,369,975     (1,369,975)(3)          --

                                                                                               (24,169)(2)

      Additional paid-in-capital                                  24,169           --        1,369,427 (3)     1,369,427


                                                                                                (7,036)(2)
        Deficiency in retained earnings                          (31,205)      (138,654)        31,205 (2)      (145,690)
                                                             -----------    -----------                      -----------
Total stockholders' equity (deficit)                              (5,851)     1,244,121                        1,238,270
                                                             -----------    -----------                      -----------
                                                             $      --      $ 1,612,031                      $ 1,612,031
                                                             ===========    ===========                      ===========


See  accompanying  notes  to  the  proforma  unaudited   consolidated  financial
statements


                          VICTOR EBNER ENTERPRISES, INC
              CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001

                                             College                         Pro Forma       Pro Forma
                                             -------                         ---------       ---------
                                             Software      Victor Ebner     Adjustments     Consolidated
                                           ------------    ------------    ------------     ------------
Operating expenses:
     Selling, general and administrative   $      1,546    $    106,887    $   7,036 (2)    $    115,469
                                           ------------    ------------                     ------------
Operating expense                                 1,546         106,887                          115,469

Other Income                                       --                34                               34
                                           ------------    ------------                     ------------
Net loss before taxes                            (1,546)       (106,853)                        (115,435)

Provision for income taxes                         --              --                               --
                                           ------------    ------------                     ------------
Net loss                                   $     (1,546)   $   (106,853)                    $   (115,435)
                                           ============    ============                     ============

Loss per common share                      $      (0.00)   $       (.01)                    $      (0.00)
                                           ============    ============                     ============
(basic and assuming dilution)

Weighted average shares outstanding
     Basic and diluted                        1,185,400       9,955,555                       14,533,000



 See accompanying notes to proforma unaudited consolidated financial statements


                          VICTOR EBNER ENTERPRISES, INC
              CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF LOSSES
                                DECEMBER 31, 2000



                                             College                         Pro Forma        Pro Forma
                                             -------                         ---------        ---------
                                             Software      Victor Ebner     Adjustments     Consolidated
                                           ------------    ------------    ------------     ------------
Operating expenses:
     Selling, general and administrative   $     18,705    $     31,791    $   7,036 (2)    $     57,532

Operating expense                                18,705          31,791                           57,532
                                           ------------    ------------                     ------------


Net loss before taxes                           (18,705)        (31,791)                         (57,532)

Provision for income taxes                         --              --                               --
                                           ------------    ------------                     ------------

Net loss                                   $    (18,705)   $    (31,791)                    $    (57,532)
                                           ============    ============                     ============

Loss per common share                      $      (0.02)   $    (31,791)                    $      (0.00)
                                           ============    ============                     ============
(basic and assuming dilution)

Weighted average shares outstanding
     Basic and diluted                        1,116,300               1                       14,533,000




 See accompanying notes to proforma unaudited consolidated financial statements

                          VICTOR EBNER ENTERPRISES, INC
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS



Unaudited Pro Forma Condensed Financial Information

         .

The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of College and Victor Ebner as if the acquisition had occurred as of March 31, 2001 for the pro forma condensed balance sheet and to give effect to the acquisition of College , as if the transaction had taken place at January 1, 2000 for the pro forma condensed consolidated statements of losses for the year ended December 31, 2000 and as of January 1, 2001 for the three month period ended March 31, 2001

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of March 31, 2001 and the pro forma condensed consolidated statements of income for the three month period ended March 31, 2001 and for the year ended December 31, 2000


(1) To record the issuance of 12,800,000 shares of College common stock in exchange for 12,800,000 shares of issued and outstanding shares of Victor Ebner.

(2) To record the acquisition of College for stock. The significant components of this transaction are:

          Common stock retained by College shareholders             $ 1,185
          Excess of liabilities assumed over assets acquired          5,851
                                                                    -------
          Total consideration paid                                  $ 7,036
                                                                    =======

    In accordance with SOP 98-5, the Company will expense as organization costs the $7,036.

(3) To record the issuance of common stock to subscribers subsequent to March 31, 2001 at the agreed upon price of $2.50 per share.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



VICTOR EBNER ENTERPRISES, INC.                   Date:  June 19, 2001
(Registrant)




By:  /s/ Christian Ebner
   ---------------------
         Christian Ebner
         President